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                                                                   Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10K, into Vision-Sciences, Inc.'s previously filed Registration Statement File Nos. 33-57298, 33-80762, 33-80764, 333-72547 and
333-48654.



                                                     /S/ ARTHUR ANDERSEN LLP
                                                     -----------------------

Boston, Massachusetts
June 26, 2001